Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Practices Related to the Timing of Grants of Certain Equity Awards
We generally do not grant equity awards in anticipation of the release of material nonpublic information (“MNPI”) or time the release of MNPI for the purpose of affecting the value of executive compensation. If MNPI becomes known to our Compensation Committee before granting an equity award, our Compensation Committee would use its business judgment to determine the amount and timing of such award. We did not grant option awards or similar option-like instruments to our NEOs in 2025. Accordingly, during 2025, we did not grant stock options or similar option-like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form
8-K
that discloses MNPI.

Award Timing Predetermined	true
Award Timing MNPI Considered	false